ALGER CHINA-U.S.

GROWTH FUND

Class	Ticker Symbol
A	CHUSX

C	CHUCX

PROSPECTUS

March 1, 2010

As Revised December 29, 2010

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS

ALGER CHINA – U.S. GROWTH FUND

152	Summary Section

158	Introduction

158	Performance

159	Hypothetical Investment and Expense Information

160	Additional Information About the Fund's Investments

162	Management and Organization

163	Financial Highlights

A-1	Shareholder Information

	Distributor	A-1

	Transfer Agent	A-1

	Net Asset Value	A-1

	Purchasing and Redeeming Fund Shares	A-2

	Dividends and Distributions	A-3

	Classes of Fund Shares	A-3

	Sales Charges	A-4

	Waivers of Sales Charges	A-6

	Reduced Sales Charges	A-8

A-9	Investment Instructions

	To Open an Account	A-9

	To Make Additional Investments in an Existing Account	A-10

	To Exchange Shares of the Funds	A-10

	To Redeem Shares of the Funds	A-11

A-13	Limitations on Excessive Trading

A-14	Disclosure of Portfolio Holdings

A-15	Other Information

A-16	Legal Proceedings

A-18	For Fund Information

Alger China-U.S. Growth Fund

SUMMARY SECTION

INVESTMENT OBJECTIVE

Alger China-U.S. Growth Fund seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A Shares of the Alger Family of Funds, including the Fund. More information about these and other discounts is available from your financial professional and in "Purchasing and Redeeming Fund Shares" beginning on page A-2 of the Fund's Prospectus and the sections "Right of Accumulation (Class A Shares)" and "Letter of Intent (Class A Shares)" on page 16 of the Fund's Statement of Additional Information.

	Alger China-U.S. Growth Fund
Class	A	C
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a % of offering price	5.25%	None
Maximum deferred sales charge (load) as a % of purchase price or redemption proceeds, whichever is lower	None	1.00%
Redemption Fee as a % of amount redeemed	2.00%	2.00%
The Fund charges a redemption fee of 2.0% on shares redeemed (including shares redeemed that were acquired by exchange) within thirty days of purchase.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%	1.20%
Distribution and/or Service (12b-1) Fees	.25%	1.00%
Other Expenses	.86%	.83%
Total Annual Fund Operating Expenses	2.31%	3.03%

EXAMPLE

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000.00 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class	1 YEAR	3 YEARS	5 YEARS	10 YEARS
A	$747	$1,209	$1,695	$3,032
C	$406	$936	$1,591	$3,346
You would pay the following expenses if you did not redeem your shares:
A	$747	$1,209	$1,695	$3,032
C	$306	$936	$1,591	$3,346

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 149.17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

The Fund aims to provide investors with the opportunity to benefit from China's economic growth, primarily through investments in Chinese companies and investments in U.S. companies that are benefiting from China's economic expansion.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in the equity securities of issuers that are economically tied to China (including Hong Kong and Taiwan) or the United States. The Fund will provide shareholders with at least 60 days' prior notice of any change with respect to this policy. The Fund may invest the remainder of its net assets in investments that are not economically tied to either country. The Fund may invest in securities of any market capitalization.

For purposes of this investment strategy, an issuer is economically tied to a country if:

•  The issuer is organized under the laws of, and its principal office is in, the country; or

•  The issuer's primary securities trading market is in the country; or

•  The country or a governmental division or municipality thereof guarantees the securities of the issuer; or

•  Fifty percent or more of the issuer's assets are located in the country; or

•  Fifty percent or more of the issuer's revenues or earnings are derived from the country.

While the Fund will concentrate its investments in the securities of companies economically tied to either China or the U.S., such companies may be organized under the laws of other countries, such as Canada, European countries, or other Asian countries. Each of the Fund's investment advisers, Fred Alger Management, Inc., and Martin Currie, Inc., the Fund's sub-investment adviser, directs its attention primarily to identifying and investing in the equity securities of companies that Fred Alger Management, Inc. and/or Martin Currie, Inc. believes will benefit from China's economic development and growth. The Fund will normally invest primarily in the U.S. and Chinese securities markets.

The Fund can leverage, that is borrow money to purchase additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. The Fund can also invest in options.

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will fluctuate in value, and you may lose money by investing in the Fund. The Fund's price per share will fluctuate due to changes in the market prices of its investments.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political, and economic developments than other stocks, making their prices more volatile. Based on the Fund's investment objective, an investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack of management depth.

The cost of borrowing money to leverage will increase Fund expenses as well as decrease the value of the Fund shares if the cost of borrowing money exceeds the returns for the securities purchased or the securities purchased decrease in value. Thus, the Fund's net asset value could decrease more quickly due to borrowing than if the Fund had not borrowed.

It may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

Investing in foreign securities involves risks related to the political, social, and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

Securities markets in China, including Hong Kong, are smaller, and less liquid, and tend to be more volatile than the U.S. securities markets. The Chinese market tends to be based on a few industries and investments that are diversified across a small number of countries. Chinese securities may also be affected by political, economic, and fiscal factors such as currency rate fluctuations, high unemployment, high inflation, decreased exports, over-extension of credit, economic recessions, foreign trade, and regulatory developments in China.

Investments in geographic-specific funds may be subject to concentration risk because the investments are not diversified across many countries and may be concentrated in a limited number of securities or market sectors.

Investments in foreign securities may be subject to the risk that foreign currencies will decline in value relative to the U.S. dollar. Most foreign securities are denominated in the currency of the securities exchange where they are traded. The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar.

There may be less stringent government supervision and oversight of foreign markets than in the U.S. There may be less corporate financial information publicly available, less stringent investor protection and disclosure standards, and differing auditing and legal standards.

If the Fund invests in options to create or hedge exposure to a security or market, and Fred Alger Management, Inc. incorrectly predicts the price movement of a security or market, the Fund may lose money or the hedge may be ineffective.

PERFORMANCE

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Performance in the bar chart does not reflect the effect of the front-end sales charge imposed on Class A Shares of the Fund. If the bar chart reflected the applicable sales charges, returns would be less than those shown. Class C Shares did not exist prior to 3/3/08. Performance figures for Class C Shares prior to 3/3/08 are those of the Fund's Class A Shares with an inception date of 11/3/03. Performance has been adjusted to remove the front-end sales charge imposed by Class A Shares. Class C Shares do not impose a front-end sales charge but do impose a contingent deferred sales charge of 1% on shares redeemed. The performance figures prior to 3/3/08 have also been adjusted to reflect the higher operating expenses of Class C Shares. Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

ANNUAL TOTAL RETURN FOR CLASS A SHARES as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2009
	1 YEAR	5 YEARS	SINCE INCEPTION (11/3/03)
Class A (Inception 11/3/03)
Return Before Taxes	50.38%	10.25%	11.72%
Return After Taxes on Distributions	50.38%	8.00%	9.88%
Return After Taxes on Distributions and Sale of Fund Shares	32.75%	7.66%	9.27%
Class C (Inception 3/3/08)	56.81%	10.84%	12.07%
MSCI Zhong Hua Index (reflects no deductions for fees, expenses or taxes)	57.95%	13.31%	13.69%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	26.45%	0.41%	2.75%

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class C Shares, which are not shown, will vary from those shown for Class A Shares. A "return after taxes on distributions and sale of fund shares" may sometimes be higher than the other two return figures; this happens where there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

MANAGEMENT

Investment Manager	Portfolio Managers
Fred Alger Management, Inc.	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer, Portfolio Manager Since Inception (11/3/03)

Sub-Adviser: Martin Currie, Inc.	James Chong Product Manager Since September 2006

SHAREHOLDER INFORMATION

Purchasing and Redeeming Fund Shares

Minimum Investments: the following minimums apply to an account in the Fund, whether invested in Class A or Class C Shares.

Type of Account	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Traditional IRA	500	50
Roth IRA	500	50
Coverdell ESA	500	50
SIMPLE IRA	500	50
Keogh	500	50
401(k)	500	50
Automatic Investment	500	50
Asset-based Fee Program Accounts	250	50
Minimums may be waived in certain circumstances.

In general, investors may purchase or redeem Fund shares on any business day by mail (Boston Financial Data Services, Inc., Attn: The Alger Funds, P. O. Box 8480, Boston, MA 02266-8480), online at www.alger.com, by telephone 1(800) 992-3863, or through a financial intermediary.

Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact their financial intermediary directly.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

INTRODUCTION

The Fund invests primarily in "growth stocks." Fred Alger Management, Inc. (the "Manager") believes that these companies tend to fall into one of two categories:

•  HIGH UNIT VOLUME GROWTH

Vital and creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, exercising market dominance, either offering new or improved products, or simply fulfilling an increased demand for an existing product line.

•  POSITIVE LIFE CYCLE CHANGE

Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; regulatory changes; or merger and acquisition.

The Fund's portfolio managers may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, the Fund may engage in active trading of portfolio securities. If the Fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.

The Fund may, but is not required to, purchase put and call options and sell (write) covered put and call options on securities and securities indexes to seek to increase gain or to hedge against the risk of unfavorable price movements. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval.

PERFORMANCE

The bar chart and the table in the Summary Section give you some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods, both before and after taxes, compare with those of an appropriate benchmark of market performance. They assume reinvestment of dividends and distributions. The bar chart depicts the annual returns for the Fund's Class A shares, which are generally subject to a front-end sales charge at a maximum rate of 5.25%. The Fund's single share class, offered prior to January 24, 2005 without a front-end or back-end sales charge, was redesignated as Class A Shares on that date. If the bar chart reflected applicable sales charges, returns would be less than those shown.

In the table, average annual total returns for the Fund assume redemption at the end of each period shown and reflect all applicable sales charges. After-tax returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other return figures for the same period; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. For example, the after-tax returns shown may not be relevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans. Remember that a Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Each index used in the table is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest of the underlying securities that make up the respective index. Investors cannot invest directly in any index.

•  MSCI Zhong Hua Index: An unmanaged free float adjusted market capitalization index that is designed to measure developed market equity performance of China and Hong Kong.

•  S&P 500 Index: An unmanaged index of large company common stocks considered to be representative of the U.S. stock market in general.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The chart below is intended to reflect the annual and cumulative effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's total return over a 10-year period. The example assumes the following:

•  You invest $10,000 in the Fund and hold it for the entire 10-year period;

•  Your investment has a 5% return before expenses each year; and

•  The maximum initial sales charge is applied.

There is no assurance that the annual expense ratio will be the expense ratio for any Fund classes for any of the years shown. To the extent that the Manager and any of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary or other contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios. Your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Alger China-U.S. Growth Fund

Class A	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	2.31%	2.31%	2.31%	2.31%	2.31%	2.31%	2.31%	2.31%	2.31%	2.31%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	-2.56%	0.06%	2.75%	5.52%	8.36%	11.27%	14.26%	17.34%	20.49%	23.73%
End Investment Balance	$9,730	$9,992	$10,260	$10,536	$10,820	$11,111	$11,410	$11,717	$12,032	$12,356
Annual Expenses	$747	$228	$234	$240	$247	$253	$260	$267	$274	$282

Class C	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	3.03%	3.03%	3.03%	3.03%	3.03%	3.03%	3.03%	3.03%	3.03%	3.03%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	1.97%	3.98%	6.03%	8.12%	10.25%	12.42%	14.63%	16.89%	19.19%	21.54%
End Investment Balance	$10,197	$10,398	$10,603	$10,812	$11,025	$11,242	$11,463	$11,689	$11,919	$12,154
Annual Expenses	$306	$312	$318	$324	$331	$337	$344	$351	$358	$365

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The Fund will invest primarily in the equity securities of companies economically tied to the United States or China; the economies of these countries are among the dominant ones in the world, and the Manager believes that their interrelationship will continually increase. The economy of the United States is comparatively mature, while the Manager views China's economy as still in the developmental stages of an intermittently accelerating expansion. Accordingly, the Manager believes that, at the present time, many exciting opportunities for rapid, sustained growth can be found among U.S. companies whose ties or strategic commitments to the Chinese economy, while currently not qualifying them as also "economically tied" to China under the criteria listed earlier under "Investment Objective and Principal Strategy," can be expected to grow in time and produce increasingly substantial benefits to investors – U.S. companies, for example, that are expected to experience significant earnings or revenue growth from, or have made strategic commitments to, selling goods or services to or in China, establishing subsidiaries or facilities in China, relocating production facilities to China, or obtaining goods, materials or services from China. Thus, the Fund intends that its predominant investment focus will normally be on Chinese and U.S. companies that the Manager expects to benefit from China's economic development and growth, and that the stocks of U.S. companies with little or no connection to China will comprise a smaller portion, if any, of its portfolio. There can, of course, be no assurance that this investment orientation will succeed, or that in the long run a different weighting of the Fund's U.S. investments may not recommend itself. In any event, the proportion of U.S. companies in the portfolio that are not "China-related" may increase from time to time during temporarily challenging periods for the Chinese economy.

Options

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

The Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When the Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Fund will realize as profit the premium it received. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in the Fund's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Fund might be forced to liquidate portfolio securities to meet settlement obligations.

Illiquid and Restricted Securities

The Fund may invest in restricted securities (i.e., securities which are subject to legal or contractual restrictions on their resale), including restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. The Fund may not invest more than 15% of its net assets in "illiquid" securities, which include certain restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees of the Trust to be liquid are not subject to this limitation.

Securities Lending

The Fund may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by the Fund, if and when made, may not exceed 33-1/3% of the Fund's total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund will not lend securities to Alger Management or its affiliates.

Temporary Defensive and Interim Investments

In times of adverse or unstable market, economic or political conditions, the Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. The Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. The Fund may not achieve its investment objective while in a temporary defensive or interim position.

Other securities the Fund may invest in are discussed in the Fund's Statement of Additional Information.

MANAGEMENT AND ORGANIZATION

Manager

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at September 30, 2010) $9.1 billion in mutual fund assets as well as $4.6 billion in other assets. The Manager has managed the Fund since its inception. Pursuant to an investment advisory agreement with the Fund, the Manager is responsible for providing a continuous investment program for the Fund, making decisions with respect to all purchases and sales of assets, and placing orders for the investment and reinvestment of Fund assets. These advisory responsibilities are subject to the supervision of the Board of Trustees. Effective September 18, 2006, the Manager has engaged Martin Currie, Inc. to serve as the Fund's sub-investment adviser under a sub-advisory agreement between the Manager and the Sub-Adviser. Martin Currie, a New York corporation, is a registered investment adviser with its principal offices located at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland. As of December 31, 2009, Martin Currie and its global affiliates managed approximately $19 billion in international equities for financial institutions, charities, foundations, pension funds and investment trusts. Martin Currie provides investment management services to the Fund for the portion of the Fund's portfolio that the Manager has allocated to Martin Currie, subject to the reasonable direction, supervision and control of the Manager and the Board of Trustees.

The Fund pays the Manager a fee at the annual rate of 1.20% of daily net assets. The Manager pays a sub-advisory fee to the Sub-Adviser out of its own resources at no additional charge to the Fund. A discussion of the Trustees' basis for approving the Fund's advisory contracts is available in the Fund's annual report to shareholders for the year ended October 31, 2009.

Portfolio Managers Primarily Responsible for Day-to-Day Management of Portfolio Investments

Fund	Portfolio Manager(s)	Since
Alger China-U.S. Growth Fund	Dan C. Chung, CFA James Chong	Inception (11/3/03) September 2006

•  Dan C. Chung, CFA, has been employed by the Manager since 1994 and currently serves as Chief Executive Officer, Chief Investment Officer, and portfolio manager.

•  James Chong has been a product manager with the China Team of the Sub-Adviser since 2006. Immediately before joining the Sub-Adviser, Mr. Chong was vice president of equities at Lombard Odier Darier Hentsch. Prior to joining Lombard, Mr. Chong worked as an investment analyst for Nikko Securities and South Capital Group, where he became head of research.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

Administrator

Pursuant to a separate administration agreement, the Manager also provides administrative services to the Fund, including, but not limited to: providing office space, telephone, office equipment and supplies, authorizing expenditures and approving bills for payment on behalf of the Fund; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Fund's investment portfolios and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Fund's custodian, transfer agent and printers; providing trading desk facilities for the Fund; and supervising compliance by the Fund with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund pays the Manager an administrative fee at the annual rate of 0.0275% of the Fund's average daily net assets.

Please see the Shareholder Information section beginning on page A-1.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Information for the fiscal year ended October 31, 2009 has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request. Information pertaining to the fiscal periods ended October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 have been audited by other auditors.

ALGER CHINA-U.S. GROWTH FUND

Financial Highlights For a share outstanding throughout the period

	CLASS A
	For the year ended 10/31/09	For the year ended 10/31/08	For the year ended 10/31/07	For the year ended 10/31/06	For the year ended 10/31/05
Net asset value, beginning of period	$10.18	$25.09	$15.57	$12.99	$11.05
Net investment loss (i)	(0.05)	(0.08)	(0.13)	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments	3.42	(12.79)	11.67	4.03	2.01
Total from investment operations	3.37	(12.87)	11.54	3.99	1.94
Distributions from net realized gains	—	(2.04)	(2.02)	(1.41)	—
Net asset value, end of period	$13.55	$10.18	$25.09	$15.57	$12.99
Total return (ii)	33.1%	(55.2)%	83.0%	33.5%	17.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$67,989	$64,865	$201,623	$73,147	$36,630
Ratio of gross expenses to average net assets	2.31%	2.15%	2.17%	2.36%	2.77%
Ratio of expense reimbursements to average net assets	0.00%	(0.25)%	(0.25)%	(0.16)%	(0.51)%
Ratio of net expenses to average net assets	2.31%	1.90%	1.92%	2.20%	2.26%
Ratio of net investment income (loss) to average net assets	(0.48)%	(0.43)%	(0.71)%	(0.30)%	(0.56)%
Portfolio turnover rate	149.17%	190.60%	107.57%	192.21%	288.53%

(i)  Amount was computed based on average shares outstanding during the period.

(ii)  Does not reflect the effect of sales charges, if applicable.

ALGER CHINA-U.S. GROWTH FUND

Financial Highlights For a share outstanding throughout the period

	CLASS C
	For the year ended 10/31/09	3/3/08 to 10/31/08 (i)
Net asset value, beginning of period	$10.16	$18.20
Net investment loss (ii)	(0.14)	(0.05)
Net realized and unrealized gain (loss) on investments	3.41	(7.99)
Total from investment operations	3.27	8.04
Net asset value, end of period	$13.43	$10.16
Total return (iii)	32.2%	(44.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,595	$339
Ratio of gross expenses to average net assets	3.03%	3.02%
Ratio of expense reimbursements to average net assets	0.00%	(0.21)%
Ratio of net expenses to average net assets	3.03%	2.81%
Ratio of net investment income (loss) to average net assets	(1.19)%	(0.52)%
Portfolio turnover rate	149.17%	190.60%

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Does not reflect the effect of sales charges, if applicable.